                                                                    Exhibit 10.2

                              YURIE SYSTEMS, INC.
                1996 NON STATUTORY STOCK OPTION GRANT AGREEMENT


1.  Grant of Option: Yurie Systems, Incorporated (the "Company"), hereby grants
    ---------------
to (the "Optionee") an option, pursuant to the Company's 1996 Non Statutory Stock Option Plan (the "Plan"), to purchase shares of common stock, $0.01 par value (the "Common Stock"), of the Company in an amount and at a price as set forth in Schedule A to this Agreement. The Common Stock shall be purchasable as set forth in, and subject to the terms and conditions of, this option and the Plan. This option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.  Exercise of Option and Provisions for Termination:
    -------------------------------------------------

     (a) Time for Exercising Option: The optionee may exercise the option as to all or any portion of the shares covered at any time on or after the associated vesting date as set forth in Schedule A to this Agreement.This option shall expire as of the close business on the tenth anniversary of the grant date hereof and the optionee may not exercise the option after said date.

     (b) Exercise Procedure: Subject to the conditions set forth in this Agreement, this option shall be exercised by the Optionee's delivery of written notice of exercise to the Treasurer of the Company specifying the number of shares of Common Stock to be purchased and the purchase price to be paid therefor and accompanied by payment in full. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Optionee may purchase fewer than the total number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

     (c) Continuous Relationship Required: Except as otherwise provided elsewhere herein, this option may not be exercised unless the Optionee, at the time he or she exercises this option is, and has been at all times since the date of grant of this option, an employee, consultant, officer or director of the Company.

     (d) Termination of Relationship: If the Optionee ceases to be employed by the Company for any reason other than death or disability, as provided below, the right to exercise this option shall terminate immediately upon such cessation of employment.

     (e) Exercise Period Upon Death or Disability: If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) prior to exercising his/her Option, but while he/she is an employee, consultant, officer or director of the Company, this option shall be exercisable, within the period of ninety days following the date of death or disability by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution, provided, that, this option shall be exercisable only to the extent that this option was exercisable by the Optionee on the date of his or her death or disability. Except as otherwise indicated by the context, the term "Optionee", as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee.

3.   Payment of Purchase Price:
     -------------------------

     (a) Method of Payment: Payment of the purchase price for shares purchased upon exercise of this option shall be made by delivery to the Company of cash or a check to the order of the Company in any amount equal to the purchase price of such shares or by delivery to the Company of shares of Common Stock of the Company then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares, or by any combination of such methods of payment.

     (b) Valuation of Shares Tendered in Payment: For the purposes hereof, the fair market value of any share of the Company's Common Stock which may be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company.

     (c) Delivery of Shares Tendered in Payment of Purchase Price: If the Company permits the Optionee to exercise options by delivery of shares of Common Stock of the company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will be accepted in payment of the purchase price of shares acquired upon exercise of this option.

4.   Delivery of Share; Compliance with Securities Law Etc.:
     ------------------------------------------------------

     (a) General: The Company shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

     (b) Listing, Qualification, Etc.: This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

5.   Nontransferability of Option:  Except as provided in paragraph (e) of
     ----------------------------
Section 2, this option is personal and no rights granted hereunder may be transferred, assigned, pledged or

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

hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

6.   Rights to Work Product and Non-Compete Agreement:  In consideration for the
     ------------------------------------------------
granting of options pursuant to this Plan, the Optionee hereby grants to the Company the entire and exclusive right, title, and interest in and to his work product, including the following:

     (i) all original technical data or written material prepared for the Company;

     (ii) all ideas, concepts, know-how, or techniques relating to such technical data or written material; and

     (iii) all inventions, discoveries, or improvements, including ideas, concepts know-how, or techniques relating to the software industry that were (a) developed during the Optionee's employment by the Company or (b) conceived or originated by the Optionee solely or jointly with others (i) at the Company's request or expense, at its facility, (ii) in the course of the Optionee's employment, or (iii) based on knowledge or information obtained from the Company during the course of such employment.

     The Optionee will promptly communicate and disclose to the Company all such information, inventions, discoveries, and improvements. If requested by the Company, the Optionee shall also execute all papers necessary to assign them to the Company free of encumbrances and restrictions. All such assignments shall include the patent rights, if any, in this and all foreign countries.

     In addition, for a period of one (1) year from the time the Optionee's employment with the Company terminates, the Optionee shall not work for any business, corporation, joint venture, partnership, or other entity (as an owner, employee, consultant independent contractor, or investor) engaged in providing the same or similar services as the Company to the same or similar customers as the Company. In no event during said one-year (1) term shall the Optionee solicit customers of the Company, inform customers of the Company of the name and location of his new place of employment, and/or do any work, in any capacity whatsoever, for any customers of the Company.

     If the Optionee violates this Section 6, the Company shall be entitled to obtain injunctions enforcing this provision, to money damages and to such other remedies as may be available.

     The parties agree that they have attempted to limit the Optionee's right to compete only to the extent necessary to protect the Company from unfair competition. The parties recognize, however, that reasonable people may differ in making such a determination. Consequently, the parties hereby agree that, if the scope or enforceability of the restrictive covenant is in any way disputed at any time, a court or other trier of fact may modify and enforce the covenant to the extent that it believes to be reasonable under the circumstances existing at that time.

      The Optionee recognizes that the covenant not to compete and the granting to the Company of the Optionee's work product as defined above are an integral part of this Agreement without which the Company could not afford to grant the Optionee the stock options granted herein.

7.   Rights as a Shareholder:  The Optionee shall have no rights as a
     -----------------------
shareholder with respect to any shares which may be purchased by exercise of this option unless and until a certificate representing such shares is duly issued and delivered to the Optionee. Except as Section 8 provides, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

8.   Recapitalization:
     ----------------

     (a) General: If, as a result of a merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the outstanding shares of Common Stock or other securities, the outstanding shares of Common Stock are increased or decreased, or are exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the number and kind of shares or other securities subject to this option and/or (ii) the price for each share subject to this option, without changing the aggregate purchase price as to which this option remains exercisabie.

     (b) Board Authority to Make Adjustments: Adjustments under this Section 8 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under this option on account of any such adjustments.

9.   Mergers, Etc.  In the event of a merger or consolidation in which the
     -------------
Company is not the surviving corporation, or which results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person, entity or group of persons or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the assets of the Company, or in the event of a reorganization or liquidation of the Company, prior to the Expiration Date or termination of this option, the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits and be subject to the limitations, set forth in Section 18 of the Plan.

10.  Withholding Taxes: The Company's obligation to deliver shares upon the
     -----------------
exercise of this option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

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11.  The Company's Right to Repurchase Shares Acquired By Exercise of Option:
     -----------------------------------------------------------------------

     (a) Voluntary Sale of Stock by the Optionee: In the event the Optionee, who has exercised his option and has become a shareholder in the Company, wishes to sell his stock acquired upon exercise of this option in the Company (or in the event of his death or disability his personal representative, guardian, or heirs wish to sell the stock) and has received a written bona fide binding offer, he shall give written notice to the Company of his wish to sell his stock, and such notice shall set forth the per share sales price for such stock which has been offered by a third party and shall include a copy of the written bona fide binding offer. Such notice shall be sent by certified mail, return receipt requested, to the President of the Company. The Company shall have the right of first refusal to purchase such shares at the price set forth in the notice.

     (b) Company's Right to Initiate Repurchase of Optionee's Stock: The Company may, on its own initiative, repurchase the Optionee' s stock under any of the following circumstances: (1) The optionee's employment with the Company terminates for any reason, including death; (2) the Optionee's insolvency, bankruptcy, or other making of an assignment for the benefit of creditors; (3) any purported or attempted sale or other assignment, gift, or other transfer of stock to a third party in violation of the terms of the Plan.

     In any such event, the Company shall have the absolute right to repurchase the shares of stock owned by the Optionee for a period of six (6) months immediately following the termination of the employment (or other triggering event) of the Optionee.

     (c) Manner of Exercise: Within six (6) months following the date that the Company receives written notice of an Optionee's desire to sell his stock in the Company, or following the date of the triggering repurchase event, the Company shall notify the Optionee in writing of the number of shares, if any, that the Company intends to repurchase and of the date, within the six-month (6) period, upon which the Company shall purchase the shares. Unless otherwise agreed by the parties, the aggregate repurchase price shall be paid in cash to the Optionee or his representative.

     (d) Price at Which the Company May Repurchase Shares: If the Company elects to exercise its option pursuant to Section llb hereof and purchase the shares of stock available from the Optionee, the Company shall pay the Optionee the book value of the stock being sold as of the most recent fiscal year end prior to the date of the event triggering the Company's right to repurchase. The book value of a share of stock shall be the value, computed in accordance with generally accepted accounting principles, of the common stockholders' equity of the Company divided by the total number of shares of common stock of the Company outstanding as of the date on which the book value is computed.

     If the Company elects to exercise its option pursuant to Section lla hereof and purchase the shares of stock that the Optionee seeks to sell to a third party, the Company shall pay the Optionee the price per share being offered by such third party, as set forth in the notice delivered to the Company pursuant to Section lla.

     (e) If the Company does not elect to acquire such Optionee's stock pursuant to Section lla, the Optionee may, within the 120-day period following the expiration of the right granted to the Company set forth in Section llc, sell his or her stock specified in the notice to the Company to the third party, provided that the sale shall not be on terms and conditions less favorable to
-------------
the Optionee than those contained in the notice to the Company. If the Optionee does not sell his or her stock in such fashion such stock shall remain subject to the Company's rights set forth in this Section 11.

     (f) Lapse of Repurchase Rights. Shares acquired pursuant to the exercise of any option granted hereunder shall remain subject to the Company's right to repurchase until the earliest to occur of the following:

       (i) The effective date of a Registration Statement filed with the Securities and Exchange Commission under the 1933 Act covering securities of the Company whether or not such shares are covered;

       (ii) The date of which a class of securities of the Company is registered under Section 12 of the Securities Exchange Act of 1934; or

       (iii)The date on which the Company's right to repurchase pursuant to a triggering event expires with respect to such shares, in accordance with Section ll(c) hereof.

12.  Sale Or Other Disposition By Majority Interest: The Optionee shall
     ----------------------------------------------
irrevocably appoint the Company and its Chief Executive Officer, or either of them, as the Optionee's agents and attorneys-in-fact, with full power of substitution in the Optionee's name, to sell, exchange, transfer or otherwise dispose of all or a portion of the Optionee's shares of Common Stock or options, or both, and to do any and all things and to execute any and all documents and instruments (including, without limitation, any stock transfer powers) in connection therewith, such power of attorney not to become operable until such time as the holder or holders of a majority of the issued and outstanding shares of Common Stock of the company sell, exchange, transfer or otherwise dispose of, or contract to sell, all or substantially all of their shares of Common Stock of the Company. Any sale, exchange, transfer or other disposition of all or a portion of the Optionee's shares of Common Stock pursuant to the foregoing powers of attorney shall be made upon substantially the same terms and conditions (including sale price per share) applicable to a sale, exchange, transfer or other dispositions of all or a portion of shares of Common Stock of the Company owned by the holder or holders of a majority of the issued and outstanding shares of Common Stock of the Company. For purposes of determining the sale price per share of Common Stock under this Section 12, there shall be excluded the consideration (if any) paid or payable to the holder or holders of a majority of the issued and outstanding shares of Common Stock of the Company in connection with any employment, consulting, noncompetition or similar agreements which such holder or holders may enter into in connection with or subsequent to such sale, transfer, exchange or other disposition. The foregoing powers of attorney shall be irrevocable and coupled with an interest and shall not terminate by operation of law, whether by the death, bankruptcy or adjudication of incompetency or insanity of the Optionee or the occurrence of any other event.

     The provisions of this Section 12 shall remain in effect until the earliest to occur of the following:

       (i) The effective date of a Registration Statement filed with the Securities and Exchange Commission under the 1933 Act covering securities of the Company whether or not such shares are covered; or

      (ii) The date of which a class of securities of the Company is registered under Section 12 of the Securities Exchange Act of 1934.

13.  Investment Representations; Legend:
     ----------------------------------

     (a) Representations: The Optionee represents, warrants and covenants that:

          (i) Any shares purchased upon exercise of this option shall be acquired for the Optionee's account for investment only, and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

          (ii) The Optionee has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company.

          (iii) The Optionee is able to bear the economic risk of holding such shares acquired pursuant to the exercise of this option for an indefinite period.

          (iv) The Optionee understands that (A) the shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, the exemption from registration under Rule 144 will not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register any shares acquired pursuant to the exercise of this option under the Securities Act.

     By making payment upon exercise of this option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment the representations made in this Section 10.

     (b) Legend on Stock Certificate: All stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

          The securities represented by the stock certificate have not been registered under the Securities Act of 1933 or the Securities and Exchange Act of 1934 (the "Act"), or applicable state securities laws (the "State Acts"), and shall not be sold, pledged hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder unless (i) they have first been registered under the federal and/or state securities laws or (ii) a "no action letter" has been received from the Securities and Exchange Commission and/or the applicable State Securities Commission, to the effect that registration of such shares under federal and/or state securities laws, is not required in connection with such transfer, or (iii) the Company has received a favorable opinion of its counsel and/or submission to the Corporation of such other evidence as may be satisfactory to counsel for the Corporation, to the effect that any such transfer shall not be in violation of the Acts and the State Acts.

          These securities are subject to certain rights of the Company, including a right of first refusal and a right to repurchase, such rights being set forth in full in the Yurie Systems, Inc. 1996 Non Statutory Stock Option Plan (the "Plan") and the Yurie Systems, Inc. 1996 Non Statutory Stock Option Grant Agreement (the "Grant Agreement"). The Company will furnish to each stockholder who so requests a copy of the Plan and the Grant Agreement.

14.  Miscellaneous:
     -------------

     (a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

     (b) All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

     (c) This option shall be governed by and construed in accordance with the laws of the State of Maryland.

                                    Yurie Systems, Inc.
                                    -------------------

                                    By:
                                       --------------------------------------

                                    Title:
                                          -----------------------------------

                                    Address: 4601 Presidents Drive, Suite 210
                                             --------------------------------

                                             Lanham, MD 20706
                                             ----------------



                             OPTIONEE'S ACCEPTANCE

     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1996 Stock Option Plan.

                                    OPTIONEE


                                    -------------------------------------------


                                    Address
                                           ------------------------------------


                                    -------------------------------------------

---------------------------------------------------------------------------------
 Date of   Total Number of                   Price     Vesting    Shares Vesting
  Grant    Shares Granted                  per Share   Date(s)    on Vesting Date
---------------------------------------------------------------------------------

Yurie Systems, Inc.:


By:
   ----------------------------------------------------------

Title                                    Date:
     ---------------------------------         --------------
Optionee:

                                         Date:
--------------------------------------         --------------



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